LIMITED POWER OF ATTORNEY



KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Joan M. Payton and Timothy
 J. Neumann, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned,
in the undersigneds capacity as an officer and/or director of Nuevo Energy Company (the Company),
 Forms 3, 4, and 5 in accordance
with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)	do and perform any and all acts for and on behalf
 of the undersigned which may be
necessary or desirable to complete and execute any such Form
3, 4, or 5 and timely file such
form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any of the rights and powers herein granted,
 as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
 attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions
in securities issued by the Company, unless earlier revoked
 by the undersigned in a signed
writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of July, 2003.



/s/ Bruce K. Murchison
Signature


Bruce K. Murchison
Printed Name



STATE OF TEXAS

COUNTY OF HARRIS



      BEFORE ME, the undersigned Notary in and for the above County and State, appeared
Bruce K. Murchison, who acknowledged to me that he executed the foregoing instrument.

      GIVEN UNDER MY HAND AND SEAL THIS 31ST DAY OF JULY, 2003.





						Judy K. Rodgers
						Notary Public